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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 5, 2003
                Date of Report (Date of earliest event reported)

                                  iPARTY CORP.
             (Exact name of registrant as specified in its charter)

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          DELAWARE                    000-25507                 76-0547750
(State or other Jurisdiction   (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)

                                    --------

    1457 VFW PARKWAY, WEST ROXBURY MA                             02132
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (617) 323-0822



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(99.1) Press release, dated August 5, 2003, issued by iParty Corp.


ITEM 9.  REGULATION FD DISCLOSURE.


The following information is furnished pursuant to Item 9, Regulation FD Disclosure, and Item 12, Disclosure of Results of Operations and Financial Condition.


On August 5, 2003, iParty Corp. ("IPT") issued a press release setting forth IPT's second quarter 2003 earnings. The press release also announced the reclassification of certain amounts relating to its convertible preferred stock outside of permanent stockholders' equity in accordance with the Financial Accounting Standards Board ("FASB") Emerging Issues Task Force ("EITF") Topic D-98, CLASSIFICATION AND MEASUREMENT OF REDEEMABLE SECURITIES. The press release also discussed the Company's intention to adopt the recently issued Statement of Financial Accounting Standards (SFAS) No. 150, ACCOUNTING FOR CERTAIN FINANCIAL INSTRUMENTS WITH CHARACTERISTICS OF BOTH LIABILITIES AND EQUITY, which goes into effect during its third quarter. A copy of IPT's press release is attached hereto as Exhibit 99.1.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      iParty Corp.

Date: August 5, 2003                  By:  /s/  SAL PERISANO
                                         --------------------
                                           Sal Perisano
                                           Chief Executive Officer



Date:  August 5, 2003                 By:  /s/  PATRICK FARRELL
                                         ----------------------
                                           Patrick Farrell
                                           President & Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER         DESCRIPTION
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99.1           Press release dated August 5, 2003